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                                                                   EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statement File No.'s 333-10315, 333-48451 and 333-83715.


Omaha, Nebraska,
March 24, 2000